                                                                   Exhibit 10.49


                                    THIRD AMENDMENT dated as of May 31, 2001
                  (this "Amendment") to the Credit Agreement dated as of
                         ---------
                  September 22, 2000 (the "Credit Agreement") as amended by the
                                           ----------------
                  First Amendment dated as of December 28, 2000 and the Second Amendment dated as of January 18, 2001, among Select Medical Corporation, a Delaware corporation (the "Company"), Canadian
                                                            -------
                  Back Institute Limited, an Ontario corporation and a wholly owned subsidiary of the Company ("CBIL" and, together with the
                                                    ----
                  Company, the "Borrowers"), the Lenders party thereto, The
                                ---------
                  Chase Manhattan Bank, as US Agent and US Collateral Agent, The Chase Manhattan Bank of Canada, as Canadian Agent and Canadian Collateral Agent, Banc of America Securities, LLC, as Syndication Agent, and CIBC, Inc., as Documentation Agent.

                  WHEREAS, the Borrowers have requested that the Lenders (such term and each other capitalized term used but not otherwise defined herein having the meaning assigned to it in the Credit Agreement) approve amendments to certain provisions of the Credit Agreement;

                  WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments to the Credit Agreement;

                  NOW, THEREFORE, in consideration of these premises, the Borrowers and the undersigned Lenders hereby agree as follows:

                  SECTION 1. Amendments. Effective as of the Amendment Effective
                             ----------
Date (as defined in Section 4 hereof), the Credit Agreement is hereby amended as follows:

                  (a) Clause (d) of the definition of "Prepayment Event" in
Section 1.01 is amended by inserting the words "(but in any event the term "Prepayment Event" shall include Indebtedness incurred under Section 6.05(d)(iii))" at the end of such clause.

                  (b) The following definition is inserted in an appropriate alphabetical position in Section 1.01:

                           "Qualified Subordinated Indebtedness" means
                            -----------------------------------
         Subordinated Indebtedness of the Company (a) that shall contain covenants and events of default in the aggregate not less favorable to the Company than those set forth in the Preliminary Offering Memorandum dated May [ ], 2001 (the "Offering Memorandum") relating to the offering of senior subordinated notes by the Company, (b) that shall contain subordination provisions in the aggregate at least as favorable to the Lenders as those set forth in the Offering Memorandum and (c) that shall mature no earlier than, and, except as set forth in the Offering Memorandum, require no amortization, redemption, repurchase, prepayment or defeasance earlier than, six months following the latest of the US Term Maturity Date, the Canadian Term Maturity Date and the Revolving Maturity Date and (d) 100% of the Net Proceeds of which shall be applied as set forth in Section 2.11(c).

                  (c) Section 2.11(c) is amended by amending and restating in its entirety the last sentence of such Section as follows:

         Notwithstanding the foregoing, (a) in the event that Net Proceeds of the Planned IPO are received by or on behalf of the Company or any Subsidiary, the prepayment requirements of this Section 2.11(c) with respect to such Net Proceeds shall be limited to the prepayment of US Term Loans in an amount equal to the sum of (i) US$24,000,000 plus (ii) 50% of the excess of such Net Proceeds over US$138,000,000 and (b) in the event that Net Proceeds of the issuance of Qualified Subordinated Indebtedness are received by or on behalf of the Company, the prepayment requirements of this Section 2.11(c) with respect to such Net Proceeds shall be as follows: (i) first, within five Business Days after such Net Proceeds are received, US$90,000,000 shall be applied to repay the Senior Subordinated Notes; (ii) second, within five Business Days after such Net Proceeds are received, an amount not less than US$35,000,000 shall be applied to prepay US Term Loans; (iii) third, within five Business Days after such Net Proceeds are received, the lesser of the amount outstanding of the Revolving Borrowings on such date and the amount of any remaining Net Proceeds shall be applied to prepay Revolving Borrowings (which prepayment shall not reduce the Revolving Commitments hereunder unless the Company shall elect to reduce such Commitments pursuant to Section 2.08(b)); and (iv) thereafter, any remaining Net Proceeds may be retained by the Company for general corporate purposes.

                  (d) Section 2.20 is amended and restated in its entirety to read as follows:

                           SECTION 2.20. Increase in Revolving Commitments. The
                                         ---------------------------------
         Company may, by written notice to the

     US Agent, executed by the Company and one or more financial institutions (any such financial institution referred to in this Section being called a "Prospective Revolving Lender"), which may include any Lender, cause the
      ----------------------------
     Revolving Commitments of the Prospective Revolving Lenders to be increased (or cause Revolving Commitments to be extended by the Prospective Revolving Lenders, as the case may be) in an amount for each Prospective Revolving Lender set forth in such notice, provided, however, that (a) the aggregate
                                      --------  -------
     amount of the Lenders' Revolving Commitments after giving effect to such increase shall in no event exceed US$185,000,000, (b) each Prospective Revolving Lender, if not already a Lender hereunder, shall be subject to the approval of the US Agent (which approval shall not be unreasonably withheld) and (c) each Prospective Revolving Lender, if not already a Lender hereunder, shall become a party to this Agreement by completing and delivering to the US Agent a duly executed Accession Agreement. Increases and new Revolving Commitments created pursuant to this Section shall become effective (A) in the case of Prospective Revolving Lenders already parties hereunder, on the date specified in the notice delivered pursuant to this Section and (B) in the case of Prospective Revolving Lenders not already parties hereunder, on the effective date of the Accession Agreement. Upon the effectiveness of any Accession Agreement to which any Prospective Revolving Lender is a party, (i) such Prospective Revolving Lender shall thereafter be deemed to be a party to this Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and subject to all obligations of a Lender hereunder and (ii) Schedule 2.01 shall be deemed to have been amended to reflect the Revolving Commitment of the additional Lender as provided in such Accession Agreement. Upon the effectiveness of any increase pursuant to this Section in the Revolving Commitment of a Lender already a party hereunder, Schedule 2.01 shall be deemed to have been amended to reflect the increased Revolving Commitment of such Lender. Notwithstanding the foregoing, no increase in the aggregate Revolving Commitments (or in the Revolving Commitment of any Lender) shall become effective under this Section unless, on the date of such increase, the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied (with all references in such paragraphs to a Borrowing being deemed to be references to such increase) and the US Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer of the Company.

         Following any increase of a Lender's Revolving Commitment or any extension of a new Revolving Commitment pursuant to this paragraph, any Revolving Loans outstanding prior to the effectiveness of such increase or extension shall continue outstanding until the ends of the respective Interests Periods applicable thereto, and shall then be repaid or refinanced with new Revolving Loans made pursuant to Sections
         2.01 and 2.03.

                  (e) Section 5.15 is amended by deleting in its entirety paragraph (a) thereof and deleting "(b)" appearing immediately prior to the words "The Company and CBIL shall pay and perform".

                  (f) Section 6.05(d) is amended and restated in its entirety to read as follows:

                           (d) (i) the Senior Subordinated Notes; (ii) any other Subordinated Indebtedness of the Company the proceeds of which are solely applied to repay the Senior Subordinated Notes; provided that
                                                                --------
         the terms of any such other Subordinated Indebtedness (including maturity, amortization, redemption, repurchase or prepayment requirements, covenants and events of default and subordination provisions) shall (x) be in the aggregate not less favorable to the Company than those of the Senior Subordinated Notes, (y) contain subordination provisions at least as favorable to the Lenders as those contained in the Senior Subordinated Notes and (z) mature no earlier than, and require no amortization, redemption, repurchase or prepayment earlier than, the Senior Subordinated Notes; and (iii) Qualified Subordinated Indebtedness in an aggregate principal amount not to exceed US$225,000,000;

                  (g) Section 6.15 is amended and restated in its entirety to read as follows:

                           SECTION 6.15. Subordinated Indebtedness. The Company
                                         -------------------------
         will not, and will not permit any Subsidiary to, make or agree to make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of the principal of or interest on the Senior Subordinated Notes or any other Subordinated Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, cancellation or termination of the Senior Subordinated Notes or any other Subordinated Indebtedness, except (i) scheduled and other mandatory payments of interest and principal in respect thereof (other than any prepayments of the Senior Subordinated Notes Due 2009 with the proceeds of any offering or issuance of Equity Interests or Indebtedness), (ii) the prepayment of the Senior Subordinated Notes with the proceeds of other Subordinated Indebtedness, including Qualified Subordinated Indebtedness, permitted under Section 6.05(d) and (iii) after an Initial Public Offering, the prepayment of Senior Subordinated Notes with up to US$25,000,000 (or US$45,000,000 if such Initial Public Offering is the Planned IPO) of the Net Proceeds from such Initial Public Offering, provided that, in the case of clauses
                                       --------
         (ii) and (iii) above, (A) the Net Proceeds from such Initial Public
         Offering are applied first to prepay US Term Loans and, unless such Initial Public offering is the Planned IPO, amounts owed in respect of Canadian Term Loans and outstanding B/As in accordance with Section 2.11(c), (B) the Net Proceeds from the issuance of Qualified Subordinated Indebtedness are applied to prepay Senior Subordinated Notes, US Term Loans and Revolving Borrowings in accordance with
         Section 2.11(c) and (C) the Leverage Ratio does not exceed 3.5 to 1.0 (calculated on a pro forma basis to give effect to the application of such Net Proceeds in accordance with Section 2.11 and to any prepayment of Senior Subordinated Notes); provided that, in any case, no payment
                                        --------
         shall be made in respect of the Senior Subordinated Notes or any other
         Subordinated Indebtedness that is prohibited by the subordination provisions applicable thereto. Notwithstanding the forgoing proviso, it is agreed that any prepayment of the Senior Subordinated Notes with proceeds from an issuance of Qualified Subordinated Indebtedness permitted by clause (ii) of the preceding sentence or with proceeds from an Initial Public Offering permitted by clause (iii) of the preceding sentence shall not be received in trust for, held for the benefit of, or paid over, delivered or transferred to, the Lenders.

                  SECTION 2. Increase in Revolving Commitments of Certain
                             --------------------------------------------
Existing Lenders. In the event that the Amendment Effective Date (as defined in
----------------
Section 4 below) shall have occurred, effective as of the date on which US Term Loans are prepaid with Net Proceeds of the issuance of Qualified Subordinated Indebtedness pursuant to Section 2.11(c) of the Credit Agreement, each of the US Term Lenders that executes a separate signature block appearing on its signature page hereto set forth therein for such purpose agrees that its Revolving Commitment shall be automatically increased without any further action on the part of any Person on such date in an amount equal to (i) the aggregate principal amount of such US Term Lender's outstanding US Term Loans prepaid on such date with the Net Proceeds of the issuance of Qualified Subordinated Indebtedness plus (ii) in the case of CIBC, Inc. and First Union National Bank, the additional amount appearing on such US Term Lender's signature page hereto. On the date of such prepayment, Schedule 2.01 shall be deemed to be modified to reflect the increase in the Revolving Commitment of each such US Term Lender, subject to such US Term Lender's indicating its agreement to the terms of this Section 2 on its signature page hereto (and the last sentence of the definition of "Revolving Commitment" shall be deemed to be modified to reflect the resulting increase in the aggregate Revolving Commitments pursuant to this Section 2). Following any increase of any of the Lenders' Revolving Commitments pursuant to this Section 2, any Revolving Loans outstanding prior to the effectiveness of such increase shall continue outstanding until the ends of the respective Interest Periods applicable thereto, and shall then be repaid or refinanced with new Revolving Loans made pursuant to Sections 2.01 and 2.03.

                  SECTION 3. Representations and Warranties. Each of the
                             ------------------------------
 Borrowers represents and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of such Borrower set forth in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

                  SECTION 4. Effectiveness. This Amendment shall become
                             --------------
effective as of the date (the "Amendment Effective Date") when the following
                               ------------------------
conditions shall have been satisfied:

                  (a) The Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear (i) the signatures of the Borrowers and the Required Lenders, (ii) the signatures of US Term Lenders having outstanding US Term Loans representing more than 50% of the total outstanding US Term Loans on the Amendment Effective Date, (iii) the signatures of Canadian Term Lenders having outstanding Canadian Term Loans and outstanding accepted B/As representing more than 50% of the sum of the total outstanding Canadian Term Loans and accepted B/As on the Amendment Effective Date and (iv) the signatures of each Lender increasing its Revolving Commitment pursuant to Section 2 of this Amendment.

                  (b) The Company shall have received gross cash proceeds from the issuance of the Qualified Subordinated Indebtedness of at least $125,000,000.

                  (c) The Administrative Agent shall have received a certificate of the President, a Vice President or a Financial Officer of the Company, confirming compliance as of the Amendment Effective Date with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

                  (d) The Administrative Agent and the Lenders shall have received all fees, expenses and other consideration presented for payment on or before the date hereof.

 The Administrative Agent shall notify the Borrower and the Lenders of the occurrence of the Amendment Effective Date and shall distribute to the Borrower and the Lenders an updated Schedule 2.01 on the date when such Schedule may be modified pursuant to Section 2 hereof.

                  SECTION 5.  Applicable  Law. THIS AMENDMENT SHALL BE CONSTRUED
                              ---------------
IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  SECTION 6. No Other Amendments. Except as expressly set forth
                             -------------------
 herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

                  SECTION 7. Counterparts. This Amendment may be executed in two
                             ------------
or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 8. Headings. Section headings used herein are for
                             --------
convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                  IN WITNESS WHEREOF, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                               SELECT MEDICAL CORPORATION,


                                                 by: Michael E. Tarvin
                                                    ----------------------------
                                                    Name:  Michael E. Tarvin
                                                    Title: Senior Vice President



                                               CANADIAN BACK INSTITUTE LIMITED,


                                                 by: Michael E. Tarvin
                                                    ----------------------------
                                                    Name:  Michael E. Tarvin
                                                    Title: Vice President

                                             To approve the Amendment:
                                             -------------------------

                                             THE CHASE MANHATTAN BANK,
                                             individually and as US Agent
                                             and US Collateral Agent,

                                              by: Dawn Lee Lum
                                                 -------------------------------
                                                Name:  Dawn Lee Lum
                                                Title: Vice President



                                             To increase the Revolving
                                             Commitment of The Chase
                                             Manhattan Bank pursuant to
                                             Section 2 of the Amendment:
                                             ---------------------------

                                             THE CHASE MANHATTAN BANK,
                                             individually,

                                              by: Dawn Lee Lum
                                                 -------------------------------
                                                Name:  Dawn Lee Lum
                                                Title: Vice President



                                             To approve the Amendment:
                                             -------------------------

                                             THE CHASE MANHATTAN BANK OF
                                             CANADA, individually and as
                                             Canadian Agent and Canadian
                                             Collateral Agent,


                                              by: Chris (illegible) Collins
                                                 -------------------------------
                                                Name:
                                                Title:

                                             To approve the Third Amendment
                                             dated as of May 31, 2001 (the
                                             "Amendment") to the Credit
                                             Agreement dated as of September 22,
                                             2000 (the "Credit Agreement"), as
                                                        ----------------
                                             amended, among Select Medical
                                             Corporation, a Delaware corporation
                                             (the "Company"), Canadian Back
                                                   -------
                                             Institute Limited, an Ontario
                                             corporation and a wholly owned
                                             subsidiary of the Company ("CBIL"
                                                                         ----
                                             and, together with the Company, the
                                             "Borrowers"), the Lenders party
                                              ---------
                                             thereto, The Chase Manhattan Bank,
                                             as US Agent and US Collateral
                                             Agent, The Chase Manhattan Bank of
                                             Canada, as Canadian Agent and
                                             Canadian Collateral Agent, Banc of
                                             America Securities, LLC, as
                                             Syndication Agent, and CIBC, Inc.,
                                             as Documentation Agent:


                                             Name of Institution:

                                             Bank of America, N.A.
                                             -----------------------------------


                                             by Kevin Wagley
                                               ---------------------------------
                                                Name: Kevin Wagley
                                                Title: Principal


                                             by ________________________________
                                                Name:
                                                Title:


                                             To approve the increase in the
                                             above named institution's Revolving
                                             Commitment pursuant to Section 2 of
                                             the Amendment:


                                             by ________________________________
                                                Name:
                                                Title:

                                             by ________________________________
                                                Name:
                                                Title:

                                             To approve the Third Amendment
                                             dated as of May 31, 2001 (the
                                             "Amendment") to the Credit
                                             Agreement dated as of September 22,
                                             2000 (the "Credit Agreement"), as
                                                        ----------------
                                             amended, among Select Medical
                                             Corporation, a Delaware corporation
                                             (the "Company"), Canadian Back
                                                   -------
                                             Institute Limited, an Ontario
                                             corporation and a wholly owned
                                             subsidiary of the Company ("CBIL"
                                                                         ----
                                             and, together with the Company, the
                                             "Borrowers"), the Lenders party
                                              ---------
                                             thereto, The Chase Manhattan Bank,
                                             as US Agent and US Collateral
                                             Agent, The Chase Manhattan Bank of
                                             Canada, as Canadian Agent and
                                             Canadian Collateral Agent, Banc of
                                             America Securities, LLC, as
                                             Syndication Agent, and CIBC, Inc.,
                                             as Documentation Agent:


                                             Name of Institution:

                                             Merrill Lynch Capital Corporation
                                             -----------------------------------

                                             by Chris Berosak
                                               ---------------------------------
                                                Name: Chris Berosak
                                                Title: Vice President

                                             by ________________________________
                                                Name:
                                                Title:

                                             To approve the increase in the
                                             above named institution's Revolving
                                             Commitment pursuant to Section 2 of
                                             the Amendment:


                                             by Chris Berosak
                                               ---------------------------------
                                                Name: Chris Berosak
                                                Title: Vice President

                                             by ________________________________
                                                Name:
                                                Title:

                                             To approve the Third Amendment
                                             dated as of May 31, 2001 (the
                                             "Amendment") to the Credit
                                             Agreement dated as of September 22,
                                             2000 (the "Credit Agreement"), as
                                                        ----------------
                                             amended, among Select Medical
                                             Corporation, a Delaware corporation
                                             (the "Company"), Canadian Back
                                                   -------
                                             Institute Limited, an Ontario
                                             corporation and a wholly owned
                                             subsidiary of the Company ("CBIL"
                                                                         ----
                                             and, together with the Company, the
                                             "Borrowers"), the Lenders party
                                              ---------
                                             thereto, The Chase Manhattan Bank,
                                             as US Agent and US Collateral
                                             Agent, The Chase Manhattan Bank of
                                             Canada, as Canadian Agent and
                                             Canadian Collateral Agent, Banc of
                                             America Securities, LLC, as
                                             Syndication Agent, and CIBC, Inc.,
                                             as Documentation Agent:


                                             Name of Institution:

                                             PNC Bank National Association
                                             -----------------------------------

                                             by Marie T. Boyer
                                               ---------------------------------
                                                Name: Marie T. Boyer
                                                Title: Vice President

                                             by ________________________________
                                                Name:
                                                Title:

                                             To approve the increase in the
                                             above named institution's Revolving
                                             Commitment pursuant to Section 2 of
                                             the Amendment:


                                             by Marie T. Boyer
                                               ---------------------------------
                                                Name: Marie T. Boyer
                                                Title: Vice President

                                             by ________________________________
                                                Name:
                                                Title:

                                            To approve the Third Amendment
                                            dated as of May 31, 2001 (the
                                            "Amendment") to the Credit
                                            Agreement dated as of September 22,
                                            2000 (the "Credit Agreement"), as
                                                       ----------------
                                            amended, among Select Medical
                                            Corporation, a Delaware corporation
                                            (the "Company"), Canadian Back
                                                  -------
                                            Institute Limited, an Ontario
                                            corporation and a wholly owned
                                            subsidiary of the Company ("CBIL"
                                                                        ----
                                            and, together with the Company, the
                                            "Borrowers"), the Lenders party
                                             ---------
                                            thereto, The Chase Manhattan Bank,
                                            as US Agent and US Collateral
                                            Agent, The Chase Manhattan Bank of
                                            Canada, as Canadian Agent and
                                            Canadian Collateral Agent, Banc of
                                            America Securities, LLC, as
                                            Syndication Agent, and CIBC, Inc.,
                                            as Documentation Agent:


                                            Name of Institution:

                                            Societe Generale
                                            ------------------------------------

                                            by Richard Bernal
                                              ----------------------------------
                                              Name: Richard Bernal
                                              Title: Director, Corporate Banking

                                            by________________________________
                                              Name:
                                              Title:


                                            To approve the increase in the
                                            above named institution's Revolving
                                            Commitment pursuant to Section 2 of
                                            the Amendment:


                                            by Richard Bernal
                                              ----------------------------------
                                              Name: Richard Bernal
                                              Title: Director, Corporate Banking

                                            by________________________________
                                              Name:
                                              Title:

                                             To approve the Third Amendment
                                             dated as of May 31, 2001 (the
                                             "Amendment") to the Credit
                                             Agreement dated as of September 22,
                                             2000 (the "Credit Agreement"), as
                                                        ----------------
                                             amended, among Select Medical
                                             Corporation, a Delaware corporation
                                             (the "Company"), Canadian Back
                                                   -------
                                             Institute Limited, an Ontario
                                             corporation and a wholly owned
                                             subsidiary of the Company ("CBIL"
                                                                         ----
                                             and, together with the Company, the
                                             "Borrowers"), the Lenders party
                                              ---------
                                             thereto, The Chase Manhattan Bank,
                                             as US Agent and US Collateral
                                             Agent, The Chase Manhattan Bank of
                                             Canada, as Canadian Agent and
                                             Canadian Collateral Agent, Banc of
                                             America Securities, LLC, as
                                             Syndication Agent, and CIBC, Inc.,
                                             as Documentation Agent:


                                             CIBC, INC.

                                             by Douglas J. (illegible)
                                               ---------------------------------
                                                Name: Douglas J. (illegible)
                                                Title: Executive Director


                                             To approve the increase in the
                                             above named institution's Revolving
                                             Commitment pursuant to Section 2 of
                                             the Amendment, and an additional
                                             US$5,000,000 increase in such
                                             Revolving Commitment:

                                             by Douglas J. (illegible)
                                               ---------------------------------
                                                Name: Douglas J. (illegible)
                                                Title: Executive Director

                                             To approve the Third Amendment
                                             dated as of May 31, 2001 (the
                                             "Amendment") to the Credit
                                             Agreement dated as of September 22,
                                             2000 (the "Credit Agreement"), as
                                                        ----------------
                                             amended, among Select Medical
                                             Corporation, a Delaware corporation
                                             (the "Company"), Canadian Back
                                                   -------
                                             Institute Limited, an Ontario
                                             corporation and a wholly owned
                                             subsidiary of the Company ("CBIL"
                                                                         ----
                                             and, together with the Company, the
                                             "Borrowers"), the Lenders party
                                              ---------
                                             thereto, The Chase Manhattan Bank,
                                             as US Agent and US Collateral
                                             Agent, The Chase Manhattan Bank of
                                             Canada, as Canadian Agent and
                                             Canadian Collateral Agent, Banc of
                                             America Securities, LLC, as
                                             Syndication Agent, and CIBC, Inc.,
                                             as Documentation Agent:


                                             FIRST UNION NATIONAL BANK

                                             by Jeanette A. Griffin
                                               ---------------------------------
                                                Name: Jeanette A. Griffin
                                                Title: Vice President


                                             To approve the increase in the
                                             above named institution's Revolving
                                             Commitment pursuant to Section 2 of
                                             the Amendment, and an additional
                                             US$15,000,000 increase in such
                                             Revolving Commitment:


                                             by Jeanette A. Griffin
                                               ---------------------------------
                                                Name: Jeanette Griffin
                                                Title: Vice President